Date: September 23, 2016 Media Contact: Michael Kinney 732-938-1031 mkinney@njresources.com Investor Contacts: Joanne Fairechio 732-378-4967 jfairechio@njresources.com Dennis Puma 732-938-1229 dpuma@njresources.com NEW JERSEY BOARD OF PUBLIC UTILITIES APPROVES NEW RATES FOR NEW JERSEY NATURAL GAS WALL, N.J. – New Jersey Natural Gas (NJNG) today received approval from the New Jersey Board of Public Utilities (BPU) on its rate case settlement agreement, as well as Basic Gas Supply Service (BGSS), Conservation Incentive Program (CIP) and Universal Service Fund (USF) rates. When combined with a $48 million bill credit, the net effect of these rate changes is an overall decrease of 0.2 percent on the typical residential heating customer’s annual bills. The new rates will go into effect October 1, 2016, while the bill credit will be applied to residential and small commercial customers’ bills from November 2016 through February 2017. When combining the bill credits with the rate changes, a residential heating customer using 1,000 therms a year would see their annual bill go from $970.90 to $968.79, a decrease of $2.11. Customers’ total savings will vary based on individual usage and weather patterns over the four-month period. “We are pleased the Board of Public Utilities approved our new base rates,” said Laurence M. Downes, chairman and CEO of New Jersey Natural Gas. “We believe this resolution is fair and in the best interests of our customers and company.” Under the approved base rate agreement, NJNG’s total annual revenue is expected to increase by $45 million, effective October 1, 2016. It includes a return on equity of 9.75 percent with a 52.5 percent common equity ratio, and reflects a rate base of $1.37 billion with an overall rate of return of 6.9 percent. The Southern Reliability Link (SRL), approved by the BPU in Board Orders issued in January and March 2016, continues to progress through the permitting process. As construction has not yet commenced, rate treatment for the project was not included in the new base rates. NJNG expects to request rate treatment for the SRL in a future rate proceeding. The BPU also approved a five-year extension of NJNG’s Safety and Facilities Enhancement (SAFE) program. The $200 million program will replace the remaining approximately 276 miles of unprotected steel main and associated services in the company’s distribution system. NJNG has been routinely addressing the replacement of these facilities, and in 2015 became the first natural gas utility in New Jersey to eliminate all cast iron from its system. As a part of this program, NJNG will earn an Allowance for Funds Used During Construction (AFUDC) rate on its invested capital during construction, and

NEW JERSEY BOARD OF PUBLIC UTILITIES APPROVES NEW RATES FOR NEW JERSEY NATURAL GAS Page 2 of 3 request rate increases for SAFE spending in annual filings. These annual filings will consider the rate impacts associated with program spending of $157.5 million over its term. As a condition of approval of this project, NJNG is required to file a base rate case no later than November 2019. FORWARD LOOKING STATEMENTS Certain statements contained in this news release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. New Jersey Resources (NJR or the Company) cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond NJR’s ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants. Words such as “anticipates,” “estimates,” “expects,” “projects,” “may,” “will,” “intends,” “plans,” “believes,” “should” and similar expressions may identify forward-looking statements and such forward-looking statements are made based upon management’s current expectations, assumptions and beliefs as of this date concerning future developments and their potential effect upon NJR. There can be no assurance that future developments will be in accordance with management’s expectations, assumptions and beliefs or that the effect of future developments on NJR will be those anticipated by management. Forward-looking statements in this new release include, but are not limited to, certain statements regarding NJR’s base rate case, future base rate case proceedings, investment programs and infrastructure projects. The factors that could cause actual results to differ materially from NJR’s expectations include, but are not limited to, weather and economic conditions; changes in the rate of NJNG’s customer growth; volatility of natural gas and other commodity prices; changes in rating agency requirements and/or credit ratings; the impact of volatility in the credit markets; the ability to comply with debt covenants; the impact to the asset values and resulting higher costs and funding obligations of NJR’s pension and post-employment benefit plans as a result of downturns in the financial markets, lower discount rates, revised actuarial assumptions or impacts associated with the Patient Protection and Affordable Care Act; accounting effects and other risks associated with hedging activities and use of derivatives contracts; commercial and wholesale credit risks, including the availability of creditworthy customers and counterparties and liquidity in the wholesale energy trading market; the ability to obtain governmental and regulatory approvals, land-use rights, electrical grid connection and/or financing for the construction, development and operation of NJR’s non-regulated energy investments and NJNG’s planned infrastructure projects in a timely manner; risks associated with the management of the company’s joint ventures, partnerships and investment in a master limited partnership; risks associated with our investments in renewable energy projects, including the availability of regulatory and tax incentives, the availability of viable projects and NJR’s eligibility for ITCs and PTCs, the future market for SRECs and operational risks related to projects in service; timing of qualifying for ITCs and PTCs due to delays or failures to complete planned solar and wind energy projects; the level and rate at which NJNG’s costs and expenses are incurred and the extent to which they are allowed to be recovered from customers through the regulatory process, including through the base rate case filing; access to adequate supplies of natural gas and dependence on third-party storage and transportation facilities for natural gas supply; operating risks incidental to handling, storing, transporting and providing customers with natural gas; risks related to our employee workforce; the regulatory and pricing policies of federal and state regulatory agencies; the costs of compliance with present and future environmental laws, including potential climate change-related legislation; risks related to changes in accounting standards; the disallowance of recovery of environmental-related expenditures and other regulatory changes;

NEW JERSEY BOARD OF PUBLIC UTILITIES APPROVES NEW RATES FOR NEW JERSEY NATURAL GAS Page 3 of 3 environmental-related and other litigation and other uncertainties; risks related to cyber-attack or failure of information technology systems; and the impact of natural disasters, terrorist activities, and other extreme events on our operations and customers. The aforementioned factors are detailed in the “Risk Factors” sections of our Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC) on November 24, 2015, which is available on the SEC’s website at sec.gov. Information included in this news release is representative as of today only, and while NJR periodically reassesses material trends and uncertainties affecting NJR’s results of operations and financial condition in connection with its preparation of management’s discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports filed with the SEC. NJR does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events. About New Jersey Resources New Jersey Resources (NYSE: NJR) is a Fortune 1000 company that, through its subsidiaries, provides safe and reliable natural gas and clean energy services, including transportation, distribution, asset management and home services. With annual revenues in excess of $2.7 billion, NJR is comprised of five primary businesses:  New Jersey Natural Gas, NJR’s principal subsidiary, operates and maintains over 7,300 miles of natural gas transportation and distribution infrastructure to serve over half a million customers in New Jersey’s Monmouth, Ocean and parts of Morris, Middlesex, Sussex and Burlington counties.  NJR Energy Services manages a diversified portfolio of natural gas transportation and storage assets and provides physical natural gas services to its customers across North America.  NJR Clean Energy Ventures invests in, owns and operates solar and onshore wind projects with a total capacity of more than 200 megawatts, providing residential, commercial and wholesale customers with low-carbon solutions.  NJR Midstream serves customers from local distributors and producers to electric generators and wholesale marketers through its 50 percent equity ownership in the Steckman Ridge natural gas storage facility and its stake in Dominion Midstream Partners, L.P., as well as its 20 percent equity interest in the PennEast Pipeline Project.  NJR Home Services provides service contracts as well as heating, central air conditioning, water heaters, standby generators, solar and other indoor and outdoor comfort products to residential homes throughout New Jersey. NJR and its more than 1,000 employees are committed to helping customers save energy and money by promoting conservation and encouraging efficiency through Conserve to Preserve® and initiatives such as The SAVEGREEN Project® and The Sunlight Advantage®. For more information about NJR: Visit www.njresources.com. Follow us on Twitter @NJNaturalGas. “Like” us on facebook.com/NewJerseyNaturalGas. Download our free NJR investor relations app for iPad, iPhone and Android. ###